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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: June 14, 2002


                             Auctiondiner.com, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



        Nevada                        000-33331              95 - 4814876
        ------                        ---------              --------------
(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)              Identification #)



                 7209 Foothill Blvd., Tujunga, California  91042
           --------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (818) 951-5755
                    ----------------------------------------
              (Registrant's telephone number, including area code)



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ITEM  2.    ACQUISITION  OR  DISPOSITION  OF  ASSETS

In the course of his employment as president and CEO of Auctiondiner, George Tannous developed a search engine styled "Askgt.com". To generate operating capital for Auctiondiner, Askgt.com was sold on February 12, 2002, for $2,000,000 payable in weekly installments of $50,000. A copy of the sales contract is filed with this Form 8-K as Exhibit 10.1.

Askgt.com was purchased by Mr. Wester S. Cooley who until that time had served as an officer and director of Auctiondiner. So that Askgt.com could operate independently of Auctiondiner, at the time of the sale, Mr. Cooley resigned as an officer of Auctiondiner. He continued to serve as a director of Auctiondiner until June 1, 2002.


ITEM  5.     OTHER  EVENTS

Rotskoff  Lawsuit

On May 21, 2002, KENNETH S. ROTSKOFF and JUDITH A. ROTSKOFF ("Plaintiffs") filed a complaint in the United States District Court, Eastern District of Missouri, Eastern Division, Case No. 4:02CV00733DJS. In the complaint, the following persons and entities are listed as defendants: BIDBAY.COM,INC. n/k/a/ AUCTIONDINER.COM,INC. (the "Registrant" or "Auctiondiner" which is filing this Form 8-K); WESTER S. COOLEY (a former officer and director of the Registrant); GEORGE TANNOUS (the current CEO and a director of the Registrant); JOHN
MONTGOMERY; BIDBAYEUROPE.COM, INC.; GEORGE TANNOUS & AFFILIATES, INC., and ASKGT.COM, INC. (collectively the "Defendants").

In the complaint, the Plaintiffs allege generally that the Defendants acted in concert to sell unregistered securities to Plaintiffs and other Missouri residents of one or more of the corporate Defendants. The complaint includes allegations that misrepresentations were made to Plaintiffs by one or more of the Defendants in connection with the sale of the securities, including misrepresentations about pending mergers and acquisitions involving some of the corporate Defendants.

The complaint seeks damages totaling $1,437,500 which is the amount allegedly invested by Plaintiffs in the corporate Defendants. The complaint also seeks interest, attorney's fees and costs.

Askgt.com  Lawsuit

On June 6, 2002, Auctiondiner filed a complaint in the Superior Court of the State of California, County of Los Angeles, North Central District, Case No. FC034584 against WESTER COOLEY, ASKGT.COM, INC. and DOES 1 through 100 (the "Defendants").

The complaint alleges that in the course of selling stock in Askgtr.com, Inc., the Defendants have made misrepresentations about Auctiondiner and Auctiondiner's


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business  affiliations  with  Askgt.com,  which  misrepresentations  have  been damaging  to  Auctiondiner.

The complaint seeks a permanent injunction against the sale of any further stock by Askgt.com based on misrepresentations about Auctiondiner, that a trust account be formed to hold all money obtained via stock sales based upon misrepresentations, and for general, special and punitive damages in amounts to be proven at trial.

ITEM  7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
        None

(b) Proforma Financial Information

None

(c)     Exhibits

        10.1     Contract for Sale and Purchase of Business


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUCTIONDINER.COM,  INC.


                                          By: /s/ George Tannous
Date:  June 14, 2002                      _______________________
                                          George Tannous
                                          President